Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
19.	Subsequent Events

The Company disposed of a subsidiary, namely Heyuan Sun Line Industrial Limited (PRC) on March 3, 2014 for a consideration of RMB35 million (equivalent to approximately HK$43.75 million).

On April 10, 2014, the Company announced that its Board of Directors had declared a one-time cash dividend of U.S.$0.20 per share for the year ended December 31, 2013 payable on May 09, 2014 to the shareholders of record as of April 25, 2014.

The Company has evaluated all other subsequent events through April 23, 2014, the date these consolidated financial statements were issued, and determined that there were no other subsequent events or transaction, apart from the above described events, that required recognition or disclosures in the financial statements.